                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):         February 28, 2000 (February 24, 2000)
                                                       ---------------------------------------------

                          NEXTEL COMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                  0-19656                      36-3939651
(State or other jurisdiction      (Commission                 (I.R.S. Employer
     of incorporation)            File Number)               Identification No.)

              2001 EDMUND HALLEY DRIVE, RESTON, VIRGINIA             20191
               (Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code:          (703) 433-4000
                                                       -------------------------


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 5.   OTHER EVENTS.

On February 24, 2000, Nextel obtained a commitment from Chase Securities Inc. to activate the $1.0 billion incremental senior secured credit facility (the "Incremental Facility") under its existing bank credit agreement. If activated, the total amount of borrowings available under the bank credit agreement would increase from $5.0 billion to $6.0 billion. Activation of the Incremental Facility is subject to a number of conditions, including the negotiation and execution of definitive agreements. Nextel cannot assure you that the conditions to activation and/or funding of the Incremental Facility will be satisfied. A copy of the commitment letter relating to the Incremental Facility is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.
               NOT APPLICABLE

          (b)  PRO FORMA FINANCIAL INFORMATION.
               NOT APPLICABLE

          (C)  EXHIBITS.

                   Exhibit No     Exhibit Description

                    99.1 Commitment Letter dated February 24, 2000 among Nextel Finance Company, The Chase Manhattan Bank and Chase Securities Inc.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    NEXTEL COMMUNICATIONS, INC.

Date: February 28, 2000             By: /s/ THOMAS J. SIDMAN
                                      ----------------------
                                       Thomas J. Sidman
                                       Senior Vice President and General Counsel

                                 EXHIBIT INDEX

                   Exhibit No      Exhibit Description

                      99.1 Commitment Letter dated February 24, 2000 among Nextel Finance Company, The Chase Manhattan Bank and Chase Securities Inc.